CREDIT AND SECURITY AGREEMENT
                            Dated as of July 31, 1996

          CIS Air Corporation, a Delaware corporation (the "Borrower"), and Norwest Business Credit, Inc., a Minnesota corporation (the "Lender"), hereby agrees as follows:

                                    ARTICLE I

                                   Definitions

          Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

               (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular; and

               (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles.

          "Accounts" means the aggregate unpaid obligations of customers and other account debtors to the Borrower arising out of the sale or lease of goods or rendition of services by the Borrower on an open account or deferred payment basis.

          "Advance" means an advance to the Borrower by the Lender under the Discretionary Credit Facility.

          "Affiliate" or "Affiliates" means CIS Corporation, CIS Aircraft Partners, Inc., CIS Assignor L.P.A., Inc., Continental Information Systems Corporation, GMCCCS Corp. and any other Person controlled by, controlling or under common control with the Borrower, including (without limitation) any Subsidiary of the Borrower. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

          "Agreement" means this Credit and Security Agreement.

          "Aircraft Security Agreement" means the Aircraft Security Agreement dated July 31, 1996 between the Borrower and the Lender.

          "Banking Day" means a day other than a Saturday on which banks are generally open for business in Milwaukee, Wisconsin.

          "Base Rate" means the rate of interest publicly announced from time to time by Norwest Bank Minnesota, National Association as its "base rate" or, if such bank ceases to announce a rate so designated, any similar successor rate designated by the Lender. The Base Rate may not be the lowest rate offered by the Lender to its other customers.

          "Borrowing Base" means, at any time and subject to change from time to time in the Lender's sole discretion, the lesser of

          (a) $4,500,000 or

          (b) the sum of

               (i) the lesser of (A) 80% of Eligible Accounts or (B) $4,500,000, plus

               (ii)  the  lesser  of  (A)  60%  of  Eligible  Inventory  or  (B)
               $2,500,000.

          "Collateral" means all of the Equipment, General Intangibles, Inventory and Receivables, together with all substitutions and replacements for and products of any of the foregoing and together with proceeds of any and all of the foregoing and, in the case of all tangible Collateral, together with all accessions and together with (i) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

          "Collateral Account" has the meaning specified in Section 4.1(d) hereof.

          "Default" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.

          "Default Rate" means at any time Three percent (3.0%) over the Floating Rate, which Default Rate shall change when and as the Floating Rate changes.

          "Discretionary   Credit  Facility"  means  the  discretionary   credit
facility being made available to the Borrower by the Lender pursuant to Article II hereof.

          "Eligible Accounts" means all unpaid Accounts, net of any credits, except the following shall not in any event be deemed Eligible Accounts:

               (1) That portion of Accounts over 90 days past invoice date or, if the Lender in its discretion has determined that a particular dated Account may be eligible, that portion of such Account which is more than 60 days past the stated due date;

               (2) That portion of Accounts that are disputed or subject to a claim of offset or a contra account;

               (3) That portion of Accounts not yet earned by the final delivery of goods or rendition of services, as applicable, by the Borrower to the customer;

               (4) Accounts owed by any unit of the United States Government, or any foreign government (provided, however, that there shall be included in Eligible Accounts that portion of Accounts owed by such units of government with respect to which the Borrower has provided evidence satisfactory to the Lender that (A) the Lender has a first priority perfected security interest and (B) such Accounts may be enforced by the Lender directly against such unit of government under all applicable laws);

               (5) Accounts owed by an account debtor located outside the United States except Canada which are not backed by a bank letter of credit assigned to the Lender, in the possession of the Lender and acceptable to the Lender in all respects, in its sole discretion;

               (6) Accounts owed by an account debtor that is the subject of bankruptcy proceedings or has gone out of business;

               (7) Accounts owed by a shareholder, subsidiary, Affiliate, officer or employee of the Borrower;

               (8) Accounts not subject to a duly perfected security interest in favor of the Lender or which are subject to any lien, security interest or claim in favor of any Person other than the Lender;

               (9) That portion of Accounts that have been restructured, extended, amended or modified;

               (10) That portion of Accounts that constitutes finance charges, service charges;

               (11) Accounts owed by an account debtor, regardless of whether otherwise eligible, if 25% or more of the total amount due under Accounts from such debtor is ineligible under clauses (1), (2) or
               (9) above; and

               (12) Accounts, or portions thereof, otherwise deemed ineligible by the Lender in its sole discretion.

          "Eligible Inventory" means all inventory of the Borrower, at the lower of cost or market value as determined in accordance with generally accepted accounting principles; provided, however, that the following shall not in any event be deemed Eligible Inventory:

               (1) Inventory that is: in-transit; located at any warehouse or other premises not approved by the Lender in writing; covered by any negotiable or non-negotiable warehouse receipt, bill of lading or other document of title; on consignment to or from any other person or subject to any bailment;

               (2) Inventory as to which any necessary filing has not been made in order for Lender to have a perfected first priority security interest therein;

               (3) Supplies, packaging or parts inventory;

               (4) Work-in-process inventory;

               (5) Inventory that is damaged, obsolete or not currently saleable in the normal course of the Borrower's operations;

               (6) Inventory that the Borrower has returned, has attempted to return, is in the process of returning or intends to return to the vendor thereof;

               (7) Inventory that is subject to a security interest in favor of any Person other than the Lender;

               (8) Inventory that is subject to long-term rental or lease agreements;

               (9) Inventory having a value greater than Four Hundred Thousand Dollars ($400,000) that does not have an appraisal satisfactory to the Lender; and

               (10) Inventory otherwise deemed ineligible by the Lender in its sole discretion.

          "Environmental Laws" has the meaning specified in Section 5.12 hereof.

          "Equipment" means all of the Borrower's equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools and supplies.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "Event of Default" has the meaning specified in Section 8.1 hereof.

          "Floating Rate" means an annual rate equal to the sum of the Base Rate plus three-quarters percent (.75%), which Floating Rate shall change when and as the Base Rate changes.

          "General Intangibles" means all of the Borrower's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including (without limitation) all present and future patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use the Borrower's name, and the goodwill of the Borrower's business.

          "GMCCCS Credit Facility" means the Credit and Security Agreement dated as of July 31, 1996 between GMCCCS Corp. and the Lender.

          "Guarantors" means CIS Corporation, Continental Information Systems Corporation, and GMCCCS Corp.

          "Inventory" means all of the Borrower's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.

          "Issuer" means the issuer of any Letter of Credit.

          "L/C Amount" means the sum of (i) the aggregate face amount of any issued and outstanding Letters of Credit and (ii) the unpaid amount of the Obligation of Reimbursement.

          "L/C Application" means an application and agreement for letters of credit in a form acceptable to the Issuer and the Lender.

          "Letter of Credit" has the meaning specified in Section 2.3 hereof.

          "Loan Documents" means this Agreement, the Note and the Security Documents.

          "Lockbox" has the meaning specified in Section 4.1(e) hereof.

          "Minimum Interest Charge" has the meaning specified in Section 2.8(b) hereof.

          "Net Earnings" shall mean the excess of:

          (a) All revenues and income derived from operations in the ordinary course of business (excluding extraordinary gains and profits upon the disposition of investments and fixed assets),

          Over:

          (b) All expenses and other proper charges against income (including payment of or provision for all applicable income and other taxes, but excluding extraordinary losses and losses upon the disposition of investments and fixed assets), all as determined in accordance with generally accepted accounting principles.

          "Net Worth" shall mean the total of all assets properly appearing on the balance sheet of the Borrower in accordance with generally accepted accounting principles, less the sum of the following:

          (a) Any write-up in the book carrying value of any asset resulting from a revaluation thereof subsequent to May 31, 1995;

          (b) All reserves including, but not limited to, reserves for liabilities, fixed or contingent, deferred income taxes, obsolescence, depletion, insurance, and inventory valuation, which are not deducted from assets;

          (c) The amount, if any, at which the shares of stock or indebtedness of an Affiliate in excess of Seven Million Nine Hundred Thousand Dollars ($7,900,000) appear on the asset side of such balance sheet; and

          (d) All liabilities of the Borrower shown on such balance sheet.

          "Note" means the Demand Note of the Borrower payable to the order of the Lender in substantially the form attached hereto as Exhibit A.

          "Obligation of Reimbursement" has the meaning specified in Section 2.4 hereof.

          "Obligations" has the meaning specified in Section 3.1 hereof.

          "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Plan" means an employee benefit plan or other plan maintained for employees of the Borrower and covered by Title IV of ERISA.

          "Premises" means all premises where the Borrower conducts its business and has any rights of possession, including (without limitation) the premises legally described in Exhibit E attached hereto.

          "Receivables" means each and every right of the Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Borrower or by some other person who subsequently transfers such person's interest to the Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which the Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

          "Reportable Event" shall have the meaning assigned to that term in Title IV of ERISA.

          "Security Documents" means the Agreement as to Collateral Account and Lockbox Services, the Aircraft Security Agreement and all other documents, each as described in Section 4.1 hereof.

          "Security Interest" has the meaning specified in Section 3.1 hereof.

          "Special Account" means a specified cash collateral account maintained by a financial institution acceptable to the Lender in connection with Letters of Credit, as contemplated by Sections 2.5 and 3.5 hereof.

          "Subsidiary" means any corporation of which more than 50% of the outstanding shares of capital stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such corporation, irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by the Borrower, by the Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

          "Termination Date" has the meaning specified in Section 2.9 hereof.

          "UCC" means the Uniform Commercial Code as in effect from time to time in the state designated in Section 9.12 hereof as the state whose laws shall govern this Agreement, or in any other state whose laws are held to govern this Agreement or any portion hereof.

                                   ARTICLE II

              Amount and Terms of the Discretionary Credit Facility

          Section 2.1 Advances. The Lender may, in its sole discretion, make Advances to the Borrower from time to time during the period from the date hereof until the Lender demands payment of the Advances or the Discretionary Credit Facility has been terminated pursuant to
Section 2.9 or 2.10, in an aggregate amount at any time outstanding not to exceed the Borrowing Base less the L/C Amount, which Advances shall be secured by the Collateral as provided in Article III hereof. The Discretionary Credit Facility shall be a revolving facility and it is contemplated that the Borrower will request Advances, make prepayments and request additional Advances. The Borrower agrees to comply with the following procedures in requesting Advances under this Section 2.1:

                     (a) The  Borrower  will not request any Advance  under this
           Section if, after giving effect to such requested Advance, the sum of the outstanding and unpaid Advances under this Section or otherwise would exceed the Borrowing Base less the L/C Amount.

                     (b) Each request for an Advance may be made in writing or by telephone, specifying the date of the requested Advance and the amount thereof, and shall be by (i) any officer of the Borrower; or
           (ii) any person designated as the Borrower's agent by any officer of the Borrower in a writing delivered to the Lender; or (iii) any person reasonably believed by the Lender to be an officer of the Borrower or such a designated agent.

                     (c) Upon fulfillment of the applicable conditions set forth in Article hereof, the Lender shall disburse loan proceeds, if any, by crediting the same to the Borrower's demand deposit account maintained with CoreStates Bank, N.A. unless the Lender and the Borrower shall agree in writing to another manner of disbursement. Upon request of the Lender, the Borrower shall promptly confirm each telephonic request for an Advance by executing and delivering an appropriate daily collateral report to the Lender. The Borrower shall be obligated to repay all Advances under this Section notwithstanding the failure of the Lender to receive such confirmation and notwithstanding the fact that the person requesting the same was not in fact authorized to do so. Any request for an Advance under this Section , whether written or telephonic, shall be deemed to be a representation by the Borrower that (i) the condition set forth in
           Section 2.1(a) hereof has been met, and (ii) the conditions set forth in Section 4.2 hereof have been met as of the time of the request.

          Section 2.2 Note. All Advances made by the Lender under this Article II shall be evidenced by and repayable with interest in accordance with the Note. The principal of the Note shall be due and payable as provided herein and on the earlier of termination of the Discretionary Credit Facility or demand by the Lender and shall bear interest as provided herein.

          Section 2.3 Issuance of Letters of Credit. (a) The Lender may, in its sole discretion, issue or cause to be issued by an Issuer one or more letters of credit for the account of the Borrower (each a "Letter of Credit") from time to time during the period from the date hereof until the Lender demands payment of the Advances or the Discretionary Credit Facility has been terminated pursuant to Section or , in an aggregate amount at any time outstanding not to exceed the Borrowing Base less the sum of (i) all outstanding and unpaid Advances hereunder and (ii) the unpaid amount of the Obligation of Reimbursement. Each Letter of

Credit, if any, shall be issued pursuant to a separate L/C Application entered into between the Borrower and the Lender, completed in a manner satisfactory to the Lender and the Issuer. The terms and conditions set forth in each such L/C Application shall supplement the terms and conditions hereof, but in the event of inconsistency between the terms of any such L/C Application and the terms hereof, the terms hereof shall control.

                     (b) The Borrower will not request the issuance of any Letter of Credit under this Section 2.3 if, after the issuance of such requested Letter of Credit, the sum of the face amounts of all issued and outstanding Letters of Credit would exceed the Borrowing
           Base  less  the  sum of  (i)  all  outstanding  and  unpaid  Advances hereunder and (ii) the unpaid amount of the Obligation of Reimbursement.

                     (c) No Letter of Credit shall be issued with an expiry date later than the Termination Date in effect as of the date of issuance.

                     (d) Any request for the issuance of a Letter of Credit under this Section 2.3 shall be deemed to be a representation by the Borrower that (i) the condition set forth in Section 2.3(b) hereof has been met, and (ii) the statements set forth in Section 4.2 hereof are correct as of the time of the request.

          Section 2.4 Payment of Amounts Drawn Under Letters of Credit. The Borrower acknowledges that the Lender, as co-applicant, will be liable to the Issuer of any Letter of Credit for reimbursement of any and all draws thereunder and all other amounts required to be paid under the applicable L/C Application. Accordingly, the Borrower agrees to pay to the Lender any and all amounts required to be paid under the applicable L/C Application, when and as required to be paid thereby, and the amounts designated below, when and as designated:

                     (a) The Borrower hereby agrees to pay the Lender on the day a draft is honored under any Letter of Credit a sum equal to all amounts drawn under such Letter of Credit plus any and all reasonable charges and expenses that the Issuer or the Lender may pay or incur relative to such draw, plus interest on all such amounts, charges and expenses as set forth below (all such amounts are hereinafter referred to, collectively, as the "Obligation of Reimbursement").

                     (b) The Borrower hereby agrees to pay the Lender on demand interest on all amounts, charges and expenses payable by the Borrower to the Lender under this Section 2.4, accrued from the date any such draft, charge or expense is paid by the Issuer until payment in full by the Borrower at the Default Rate.

If the Borrower fails to pay to the Lender promptly the amount of its Obligation of Reimbursement in accordance with the terms hereof and the L/C Application pursuant to which such Letter of Credit was issued, the Lender is hereby irrevocably authorized and directed, in its sole discretion, to make an Advance in an amount sufficient to discharge the Obligation of Reimbursement, including all interest accrued thereon but unpaid at the time of such Advance, and such Advance shall be evidenced by the Note and shall bear interest as provided in
Section 2.8 hereof.

          Section 2.5 Special Account. If the Lender terminates the Discretionary Credit Facility pursuant to Section , or the Discretionary Credit Facility is otherwise terminated for any reason whatsoever, while any Letter of Credit is outstanding, the Borrower shall thereupon pay the Lender in immediately available funds for deposit in the Special Account an amount equal to the maximum aggregate amount available to be drawn under all Letters of Credit then outstanding, assuming compliance with all conditions for drawing thereunder. The Special Account shall be maintained for the Lender by any financial institution acceptable to the Lender. Any interest earned on amounts deposited in the Special Account shall be credited to the Special Account.
Amounts on deposit in the Special Account may be applied by the Lender at any time or from time to time to the Borrower's Obligation of Reimbursement or any other Obligations, in the Lender's sole discretion, and shall not be subject to withdrawal by the Borrower so long as the Lender maintains a security interest therein. The Lender agrees to transfer any balance in the Special Account to the Borrower at such time as the Lender is required to release its security interest in the Special Account under applicable law.

          Section 2.6 Increased Costs and Reduced Return. (a) If the Lender shall determine that, after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Issuer or the Lender or its parent corporation with any requirement or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

                        (i) shall subject the Issuer or the Lender or its parent
                     corporation to any tax, duty or other similar charge with respect to any Letter of Credit, the Advances or the Note or shall change the basis of taxation of payments to the Issuer or the Lender or its parent corporation of the Reimbursement Obligation, of the principal of or interest on the Advances or of any other amounts due under this Agreement in respect of any Letter of Credit, the Advances or the Note (except for any change in respect of any tax imposed on the overall income of the Issuer or the Lender or its parent corporation); or

                       (ii) shall impose, modify or deem applicable any reserve,
                     special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System) against assets of, deposits with or for the account of, or credit extended by, the Issuer or the Lender or its parent corporation or shall impose on the Issuer or the Lender or its parent corporation any other condition affecting any Letter of Credit, the Advances or the Note;

           and the result of any of the foregoing is to increase the cost to the Issuer or the Lender or its parent corporation of issuing or maintaining any Letter of Credit or of making or maintaining any Advances, or to reduce the amount of any sum received or receivable by the Issuer or the Lender or its parent corporation under the application and agreement pursuant to which the Letter of Credit was issued, this Agreement or the Note with respect thereto, by an amount deemed by the Lender or its parent corporation to be material, then upon demand by the Lender, the Borrower shall pay to the Lender such additional amount or amounts as will compensate the Issuer or the Lender or its parent corporation for such increased cost or reduction.

                     (b) If the Lender shall determine that the adoption after the date hereof of any applicable law, rule or regulation regarding capital adequacy, or any change therein after the date hereof, any change after the date hereof in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Lender or its parent corporation with any guideline or request issued after the date hereof regarding capital adequacy (whether nor not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Lender's or the Lender's parent corporation's capital as a consequence of any Letters of Credit, Advances or the Lender's obligations hereunder to a level below that which the Lender or its parent corporation could have achieved but for such adoption, change or compliance (taking into consideration the Lender's policies with respect to capital adequacy and those of the Lender's parent corporation) by an amount deemed to the Lender or its parent corporation to be material, then from time to time on demand by the Lender, the Borrower shall pay to the Lender such additional amount or amounts as will compensate the Lender or its parent corporation for such reduction.

                     (c) Certificates of the Lender sent to the Borrower from time to time claiming compensation under this Section, stating the reason therefor and setting forth in reasonable detail the calculation of the additional amount or amounts to be paid to the Lender hereunder shall be conclusive absent manifest error. In determining such amounts, the Lender or its parent corporation may use any reasonable averaging and attribution methods.

          Section 2.7 Obligations Absolute. The obligations of the Borrower arising under this Agreement shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including (without limitation) the following circumstances:

                     (a) any lack of validity or enforceability of any Letter of Credit or any other agreement or instrument relating to any Letter of Credit (collectively the "Related Documents");

                     (b) any amendment or waiver of or any consent to departure from all or any of the Related Documents;

                     (c) the  existence of any claim,  setoff,  defense or other right which the Borrower may have at any time, against any beneficiary or any transferee of any Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), or other person or entity, whether in connection with this Agreement, the transactions contemplated herein or in the Related Documents or any unrelated transactions;

                     (d) any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                     (e) payment by or on behalf of the Issuer or the Lender under any Letter of Credit against presentation of a draft or certificate which does not strictly comply with the terms of such Letter of Credit; or

                     (f) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

                     Section 2.8 Interest. (a) The principal of the Advances outstanding from time to time during any month shall bear interest (computed on the basis of actual days elapsed in a 360-day year) at the Floating Rate; provided, however, that from the first day of any month during which any Default or Event of Default occurs or exists at any time, in the Lender's discretion and without waiving any of its other rights and remedies, the principal of the Advances outstanding from time to time shall bear interest at the Default Rate; and provided, further, that in any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law. Interest accruing on the principal balance of the Advances outstanding from time to time shall be payable on the first day of the next succeeding month and on the termination of the Discretionary Credit Facility or earlier demand or prepayment in full.

                     (b)   Notwithstanding  the  interest  payable  pursuant  to
           Section 2.8(a) hereof, the Borrower shall be liable to the Lender for interest hereunder and under the GMCCCS Credit Facility of not less than One Hundred Fifty-Six Thousand Dollars ($156,000) in the aggregate per year (the "Minimum Interest Charge") during the term of this Agreement, and the Borrower shall pay any deficiency between the Minimum Interest Charge and the amount of interest otherwise calculated under Sections 2.8(a) and 2.8(b) of this Agreement and the GMCCCS Credit Facility on the date and in the manner provided in
           Section 2.8(a) of this Agreement and the GMCCCS Credit Facility.

                     Section 2.9 Discretionary Nature of this Facility; Termination by the Lender; Automatic Renewal. This Agreement contains the terms and conditions upon which the Lender presently expects to make Advances to the Borrower or issue, or cause to be issued, Letters of Credit for the account of the Borrower. Each Advance by the Lender to the Borrower and each Letter of Credit issued, or caused to be issued, for the account of the Borrower shall be in the sole discretion of the Lender, and the Lender need not show that an adverse change has occurred in the Borrower's condition, financial or otherwise, or that any of the conditions of Article IV have not been met, in order to
refuse  to  make  any   requested   Advance   or  to  demand   payment   of  any
then-outstanding Advances or to refuse to issue, or cause to be issued, any Letter of Credit for the account of the Borrower. The Lender may at any time terminate the Discretionary Credit Facility whereupon the Lender shall no longer consider requests for Advances or the issuance of Letters of Credit under this Agreement. Unless terminated by the Lender at any time or by the Borrower pursuant to Section 2.10 hereof, the Discretionary Credit Facility shall remain in effect until July 31, 1998 and, thereafter, shall automatically renew for successive one year periods (July 31, 1998, and each anniversary date thereof which is at the end of any year in which the Discretionary Credit Facility has been automatically renewed, is herein referred to as a "Termination Date").

                     Section 2.10 Voluntary Prepayment; Termination of Agreement by the Borrower. Except as otherwise provided herein, the Borrower may, in its discretion, prepay the Advances in whole at any time or from time to time in part, without penalty so long as this Agreement is not terminated. The Borrower may terminate this Agreement as of any Termination Date, so long as no Letter of Credit has been issued and is outstanding with an expiration date after such Termination Date, by giving at least 90 days' prior written notice to the Lender of the Borrower's intention to terminate this Agreement as of the specified Termination Date. If the Borrower desires to terminate this Agreement as of any date other than a Termination Date, or as of a Termination Date but without giving at least 90 days' prior written notice thereof, it shall 0.0.1. give at least 30 days' prior written notice to the Lender of the Borrower's intention to do so; and 0.0.2. pay the Lender a prepayment fee of One Hundred Thousand Dollars ($100,000) less the amount of any prepayment penalty paid to the Lender by GMCCCS Corp. under Section 2.5(b) of the GMCCCS Credit Facility; provided, however, that there shall be no prepayment fee if Borrower has complied with
Section 2.10(a) hereof after eighteen (18) months from the date of this Agreement and the source of the prepayment is a Norwest Bank. Upon compliance with the foregoing requirements and subject to payment and performance of all the Borrower's obligations to the Lender, the Borrower may obtain any release or termination of the Security Interest to which the Borrower is otherwise entitled by law. Notwithstanding any other provision of this Agreement, if the Borrower terminates this Agreement because of additional payments required by Section 2.6 hereof, no prepayment fee, premium or penalty shall be due in connection with such termination.

                     Section 2.11 Mandatory Prepayment. The Borrower shall repay the Advances immediately upon demand of the Lender. Without notice or demand, if the sum of the outstanding principal balance of the Advances plus the L/C Amount shall at any time exceed the Borrowing Base, the Borrower shall immediately prepay the Advances to the extent necessary to eliminate such excess; and (ii) if prepayment in full of the Advances is insufficient to eliminate such excess, pay to the Lender in immediately available funds for deposit in the Special Account an amount equal to the remaining excess. Any payment received by the Lender under this Section 2.11 or under Section 2.10 may be applied to the Obligation of Reimbursement or the Advances, including interest thereon and any fees, commissions, costs and expenses hereunder and under the Security Documents, in such order and in such amounts as the Lender, in its discretion, may from time to time determine. Mandatory prepayments required by this Section
2.11 shall be made without premium, fee or penalty.

                     Section 2.12 Payment. All payments of principal of and interest on the Advances, the Obligation of Reimbursement, the commission and fees hereunder and amounts required to be paid to the Lender for deposit in the Special Account shall be made to the Lender in immediately available funds. The Borrower hereby authorizes the Lender to charge against the Borrower's account with the Lender an amount equal to the principal, Obligation of Reimbursement, accrued interest, commissions and fees from time to time due and payable to the Lender hereunder and amounts required to be paid to the Lender for deposit in the Special Account and further authorizes the Lender, in its discretion at any time or from time to time and without request by the Borrower, to make an Advance under the Discretionary Credit Facility to the extent necessary to pay any such amounts hereunder or under the Security Documents.

                     Section 2.13 Payment on Non-Banking Days. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of interest on the Advances or the fees hereunder, as the case may be.

                     Section 2.14 Use of Proceeds. The proceeds of Advances and each Letter of Credit issued or caused to be issued shall be used by the Borrower for ordinary working capital purposes.

                     Section 2.15 Liability Records. The Lender may maintain from time to time, at its discretion, liability records as to any and all Advances made or repaid, interest accrued or paid under this Agreement, outstanding Letters of Credit and fees thereon and the Borrower's Obligation of Reimbursement. All entries made on any such record shall be presumed correct until the Borrower establishes the contrary. On demand by the Lender, the Borrower will admit and certify in writing the exact principal balance that the Borrower then asserts to be outstanding to the Lender for Advances under this Agreement and the amount of any Letters of Credit outstanding. Any billing statement or accounting rendered by the Lender shall be conclusive and fully binding on the Borrower unless specific written notice of exception is given to the Lender by the Borrower within 30 days after its receipt by the Borrower.

                     Section 2.16 Setoff. The Borrower agrees that the Lender may at any time or from time to time, at its sole discretion and without demand and without notice to anyone, setoff any liability owed to the Borrower by the Lender, whether or not due, against any indebtedness owed to the Lender by the Borrower (for Advances, the Obligation of Reimbursement or the amounts required to be paid to the Lender for deposit in the Special Account or for any other transaction or event), whether or not due. In addition, each other Person holding a participating interest in any Advances made to the Borrower by the Lender shall have the right to appropriate or setoff any deposit or other liability then owed by such Person to the Borrower, whether or not due, and apply the same to the payment of said participating interest, as fully as if such Person had lent directly to the Borrower the amount of such participating interest.

                     Section 2.17 Fees. (a) The Borrower hereby agrees to pay the Lender a fully earned and non-refundable origination fee of Forty-five Thousand Dollars ($45,000) (less the audit and approval fees in the amount of Twenty-Five Thousand Dollars ($25,000) already paid by Borrower), due and payable upon the execution of this Agreement.

                     (b) The Borrower agrees to pay the Lender a commission with respect to each Letter of Credit, if any, accruing on a daily basis and computed at the annual rate of one and one-half percent (1.50%) of the available amount of such Letter of Credit (as it may be changed from time to time) from and including the date of issuance of such Letter of Credit until such date as such Letter of Credit shall terminate by its terms, payable annually in advance, and prorated for any part of a full calendar year in which such Letter of Credit remains outstanding. The foregoing commission shall be in addition to any and all fees, commissions and charges of any Issuer of a Letter of Credit with respect to or in connection with such Letter of Credit.

                     (c) The Borrower agrees to pay the Lender, on written demand, the administrative fees charged by the Issuer in connection with the honoring of drafts under any Letter of Credit, amendments thereto, transfers thereof and all other activity with respect to the Letters of Credit.

                     (d) The Borrower hereby agrees to pay the Lender, on demand, audit fees of Two Thousand Five Hundred Dollars ($2,500) per quarter plus out-of-pocket expenses in connection with any audits or inspections by the Lender of any collateral or the operations or business of the Borrower. The first such audit fee shall be due on October 1, 1996 and such out-of-pocket expenses will be due as such expenses are incurred.

                     (e) The Borrower hereby agrees to (i) reimburse the Lender for all wire transfer charges and automated clearinghouse charges and to (ii) pay overadvance charges of Two Hundred Dollars ($200) per day; provided, however, that from the first day of any month during which any Default or Event of Default occurs or exists at any time, the daily overadvance charge (if an overadvance exists) shall be Four Hundred Dollars ($400).

                                   ARTICLE III

                                Security Interest

                     Section 3.1 Grant of Security Interest. The Borrower hereby assigns and grants to the Lender a security interest (collectively referred to as the "Security Interests") in the Collateral, as security for the payment and performance of each and every debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving the Lender alone or in a transaction involving other creditors of the Borrower, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including specifically, but not limited to, the Obligation of Reimbursement and all indebtedness of the Borrower arising under this Agreement, the Note, any L/C Application completed by the Borrower or any other loan or credit agreement or guaranty between the Borrower and the Lender, whether now in effect or hereafter entered into; all such debts, liabilities and obligations are herein collectively referred to as the "Obligations").

                     Section 3.2 Notification of Account Debtors and Other Obligors. In addition to the rights of the Lender under Section hereof, with respect to any and all rights to payment constituting Collateral, the Lender may at any time (either before or after the occurrence of an Event of Default) notify any account debtor or other person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrower will join in giving such notice if the Lender so requests. At any time after the Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, in the Lender's name or in the Borrower's name, (a) demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor; and (b) as agent and attorney in fact of the Borrower, notify the United States Postal Service to change the address for delivery of the Borrower's mail to any address designated by the Lender, otherwise intercept the Borrower's mail, and receive, open and dispose of the Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrower's account or forwarding such mail to the Borrower's last known address.

                     Section 3.3 Assignment of Insurance. As additional security for the payment and performance of the Obligations, the Borrower hereby assigns to the Lender any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Borrower with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and the Borrower hereby directs the issuer of any such policy to pay all such monies directly to the Lender. At any time, whether before or after the occurrence of any Event of Default, the Lender may (but need not), in the Lender's name or in the Borrower's name, execute and deliver proofs of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

                     Section 3.4 Occupancy. (a) The Borrower hereby irrevocably grants to the Lender the right to take possession of the Premises at any time after the occurrence and during the continuance of an Event of Default.

                     (b) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender may in good faith deem to be related or incidental purposes.

                     (c) The right of the Lender to hold the Premises shall cease and terminate upon the earlier of (i) payment in full and discharge of all Obligations, and (ii) final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers.

                     (d) The Lender shall not be obligated to pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises; provided, however, in the event that the Lender does pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises, the Borrower shall reimburse the Lender promptly for the full amount thereof. In addition, the Borrower will pay, or reimburse the Lender for, all taxes, fees, duties, imposts, charges and expenses at any time incurred by or imposed upon the Lender by reason of the execution, delivery, existence, recordation, performance or enforcement of this Agreement or the provisions of this Section .

                     Section 3.5 Security Interest in Special Account and Collateral Account. The Borrower hereby pledges, and grants to the Lender a security interest in, all funds held in the Special Account and in the Collateral Account from time to time and all proceeds thereof, as security for the payment of all present and future Obligations of Reimbursement and all other Obligations.

                     Section 3.6 License. The Borrower hereby grants to the Lender a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, franchises, trade names, copyrights and patents of the Borrower for the purpose of selling, leasing or otherwise disposing of any or all Collateral following an Event of Default.

                     Section 3.7 Release of Collateral. Lender may from time to time in its sole discretion release specific items of Collateral and, in such event, shall execute all documents reasonably requested by Borrower (including but not limited to loan payout letters and UCC and Federal Aviation Administration forms) necessary to evidence such release.

                                   ARTICLE IV

                  Conditions of Willingness to Consider Lending

                     Section 4.1 Conditions Precedent to the Lender's Willingness to Consider Making Advances. The Lender's willingness to consider making the initial Advance hereunder or issuing or causing to be issued any Letter of Credit hereunder shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the Lender:

                     (a) This Agreement, properly executed on behalf of the Borrower.

                     (b) The Note, properly executed on behalf of the Borrower.

                     (c) A true and correct copy of any and all leases pursuant to which the Borrower is leasing the Premises, together with a landlord's disclaimer and consent with respect to each such lease.

                     (d) An Agreement as to Collateral Account and Lockbox Services, duly executed by the Borrower and a financial institution acceptable to the Lender, pursuant to which (i) the Borrower and the institution establish a depository account (the "Collateral Account") in the name of and under the sole and exclusive control of the Lender, from which such institution agrees to transfer finally collected funds to the Lender for application to the Advances, and
           (ii) the Borrower agrees to maintain and direct account debtors to make payment to, and such institution agrees to maintain and process payments received in, a lockbox for the benefit of the Lender (the "Lockbox"), from which Lockbox such institution shall transfer funds to the Collateral Account.

                     (e) An Aircraft Security Agreement properly executed by the Borrower.

                     (f) Current searches of appropriate filing offices and the FAA aircraft registry showing that (i) no state or federal tax liens have been filed and remain in effect against the Borrower, (ii) the "Collateral" (as defined in the Aircraft Security Agreement) which constitutes Eligible Inventory is free and clear of all liens except those created by the Aircraft Security Agreement, (iii) no financing statements have been filed and remain in effect against the Borrower, except those financing statements relating to liens permitted pursuant to Section hereof and those financing statements filed by the Lender, (iv) the Aircraft Security Agreement has been duly filed for recordation with the FAA, and (v) the Lender has duly filed all financing statements necessary to perfect the Security Interests granted hereunder, to the extent the Security Interests are capable of being perfected by filing.

                     (g) A certificate of the Secretary or an Assistant Secretary of the Borrower, certifying as to (i) the resolutions of the directors and, if required, the shareholders of the Borrower, authorizing the execution, delivery and performance of this Agreement and the Security Documents, (ii) the articles of incorporation and the bylaws of the Borrower, and (iii) the signatures of the officers or agents of the Borrower authorized to execute and deliver this Agreement, the Security Documents and other instruments, agreements and certificates, including Advance requests, on behalf of the Borrower.

                     (h) A current  certificate issued by the Secretary of State of the state of the Borrower's incorporation, certifying that the Borrower is in compliance with all corporate organizational requirements of such state.

                     (i) Evidence that the Borrower is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

                     (j) A certificate of an officer of the Borrower confirming, in his personal capacity, the representations and warranties set forth in Article hereof.

                     (k) An opinion of counsel to the Borrower and each of the Guarantors, addressed to the Lender.

                     (l) Certificates of the insurance required hereunder, with all hazard insurance containing a lender's loss payable endorsement in favor of the Lender and all liability insurance naming the Lender as an additional insured.

                     (m) Guaranties, properly executed by each of the Guarantors, pursuant to which each Guarantor unconditionally guarantees the full and prompt repayment of all present and future Obligations.

                     (n) A General Business Security Agreement properly executed
           by  GMCCCS  Corp.,  securing  the  Obligations   guaranteed  by  such
           Guarantor.

                     (o) A Debt Subordination Agreement, properly executed by CIS Corporation.

                     (p) Acknowledgments of Ownership and Waiver of Liens, properly executed by each of the Borrower's subcontractors in possession of goods and inventory comprising the Collateral, including, without limitation, American Technical Suppliers Inc., Evergreen Air Center, Greenwich Air Services and M&M Aircraft Services.

                     (q) A Landlord's Waiver and Consent properly executed by B.
           G. Sulzle, Inc.

                     (r) Payment of the fees and commissions due through the date of the initial Advance or Letter of Credit under Section 2.17 hereof and expenses incurred by the Lender through such date and required to be paid by the Borrower under Section hereof.

                     (s) Such other documents as the Lender in its sole discretion may require.


                     Section 4.2 Conditions Precedent to the Lender's Willingness to Consider Making All Advances. The Lender will not consider a request for any Advance or the issuance of any Letter of Credit unless on the date thereof:

                     (a) the representations and warranties contained in Article hereof are correct on and as of the date of such Advance as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

                     (b) no event has occurred and is continuing, or would result from such Advance or the issuance of such Letter of Credit, as the case may be, which constitutes a Default or an Event of Default.

                                    ARTICLE V

                         Representations and Warranties

                     The Borrower represents and warrants to the Lender as follows:

                     Section 5.1  Corporate  Existence  and Power;  Name;  Chief
Executive Office; Inventory and Equipment Locations. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary. The Borrower has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents. During its corporate existence, the Borrower has done business solely under the names set forth in Exhibit B hereto. The chief executive office and principal place of business of the Borrower is located at the address set forth in Exhibit B hereto, and all of the Borrower's records relating to its business or the Collateral are kept at that location. All Inventory and Equipment is located at that location or at one of the other locations set forth in Exhibit B hereto.

                     Section 5.2 Authorization of Borrowing; No Conflict as to Law or Agreements. The execution, delivery and performance by the Borrower of the Loan Documents and the borrowings from time to time hereunder have been duly authorized by all necessary corporate action and do not and will not (a) require any consent or approval of the stockholders of the Borrower, (b) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof, (c) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to the Borrower or of the Articles of Incorporation or Bylaws of the Borrower, (d) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected, or (e) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than the Security Interests) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower.

                     Section 5.3 Legal Agreements. This Agreement constitutes and, upon due execution by the Borrower, the other Loan Documents will constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

                     Section 5.4 Subsidiaries. Except as set forth in Exhibit B attached hereto, the Borrower has no Subsidiaries.

                     Section  5.5  Financial   Condition;   No  Adverse  Change.
Continental Information Systems Corporation has heretofore furnished to the Lender audited consolidated financial statements for its fiscal year ended May 31, 1995 and the Borrower has heretofore furnished to the Lender unaudited financial statements of the Borrower for its fiscal year ended May 31, 1995 and for the months ended May 31, 1996, and those statements fairly present the financial condition of the Borrower on the dates thereof and the results of its operations and cash flows for the periods then ended and were prepared in accordance with generally accepted accounting principles. Since the date of the most recent financial statements, there has been no material adverse change in the business, properties or condition (financial or otherwise) of the Borrower.

                     Section 5.6 Litigation. Except as disclosed in Schedule 5.6, there are no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Affiliates or the properties of the Borrower or any of its Affiliates before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to the Borrower or any of its Affiliates, would have a material adverse effect on the financial condition, properties or operations of the Borrower or any of its Affiliates.

                     Section 5.7 Regulation U. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

                     Section 5.8 Taxes. The Borrower and its Affiliates have paid or caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by each of them. The Borrower and its Affiliates have filed all federal, state and local tax returns which to the knowledge of the officers of the Borrower or any Affiliate, as the case may be, are required to be filed, and the Borrower and its Affiliates have paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by any of them to the extent such taxes have become due.

                     Section 5.9 Titles and Liens. The Borrower has good and absolute title to all Collateral described in the collateral reports provided to the Lender and all other Collateral, properties and assets reflected in the latest balance sheet referred to in Section 5.5 hereof and all proceeds thereof, free and clear of all mortgages, security interests, liens and encumbrances, except for (i) mortgages, security interests and liens permitted by Section hereof, and (ii) in the case of any such property which is not Collateral or other collateral described in the Security Documents, covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the business or operations of the Borrower as presently conducted. No financing statement naming the Borrower as debtor is on file in any office except to perfect only security interests permitted by Section hereof.

                     Section 5.10 Plans. Except as disclosed to the Lender in writing prior to the date hereof, neither the Borrower nor any of its Affiliates maintains or has maintained any Plan. Neither the Borrower nor any Affiliate has received any notice or has any knowledge to the effect that it is not in full compliance with any of the requirements of ERISA. No Reportable Event or other fact or circumstance which may have an adverse effect on the Plan's tax qualified status exists in connection with any Plan. Neither the Borrower nor any of its Affiliates has:

                     (a) Any accumulated funding deficiency within the meaning of ERISA; or

                     (b) Any liability or knows of any fact or circumstances which could result in any liability to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor or any participant in connection with any Plan (other than accrued benefits which or which may become payable to participants or beneficiaries of any such Plan).

                     Section 5.11 Default. The Borrower is in compliance with all provisions of all material agreements, instruments, decrees and orders to which it is a party or by which it or its property is bound or affected, the breach or default of which could have a material adverse effect on the financial condition, properties or operations of the Borrower.

                     Section 5.12 Environmental Protection. The Borrower has obtained all permits, licenses and other authorizations which are required under federal, state and local laws and regulations relating to emissions, discharges, releases of pollutants, contaminants, hazardous or toxic materials, or wastes into ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or hazardous or toxic materials or wastes ("Environmental Laws") at the Borrower's facilities or in connection with the operation of its facilities. Except as previously disclosed to the Lender in writing, the Borrower and all activities of the Borrower at its facilities comply with all Environmental Laws and with all terms and conditions of any required permits, licenses and authorizations applicable to the Borrower with respect thereto. Except as previously disclosed to the Lender in writing, the Borrower is also in compliance with all limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in Environmental Laws or contained in any plan, order, decree, judgment or notice of which the Borrower is aware. Except as previously disclosed to the Lender in writing, the Borrower is not aware of, nor has the Borrower received notice of, any events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent continued compliance with, or which may give rise to any liability under, any Environmental Laws.

                     Section 5.13 Submissions to Lender. All financial and other information provided to the Lender by or on behalf of the Borrower in connection with the Borrower's request for the credit facilities contemplated hereby is true and correct in all material respects and, as to projections, valuations or proforma financial statements, present a good faith opinion as to such projections, valuations and proforma condition and results.

                     Section 5.14 Financing Statements. Except as otherwise provided in Schedule 5.14, the Borrower has provided to the Lender signed UCC financing statements sufficient when filed to perfect such Security Interests and the other security interests created by the Security Documents as are capable of being perfected by filing UCC financing statements. When such UCC financing statements are filed in the offices noted therein, the Lender will have a valid and perfected security interest in all Collateral and all other collateral described in the Security Documents which is capable of being perfected by filing UCC financing statements. None of the Collateral or other collateral covered by the Security Documents is or will become a fixture on real estate, unless a sufficient fixture filing is in effect with respect thereto.

                     Section 5.15 Rights to Payment. Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral or other collateral covered by the Security Documents is (or, in the case of all future Collateral or such other collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim, of the account debtor or other obligor named therein or in the Borrower's records pertaining thereto as being obligated to pay such obligation.

                                   ARTICLE VI

                      Affirmative Covenants of the Borrower

                     So long as the Note shall remain unpaid or the Discretionary Credit Facility shall be outstanding or any Letter of Credit shall be outstanding, the Borrower will comply with the following requirements, unless the Lender shall otherwise consent in writing:

                     Section 6.1 Reporting Requirements. The Borrower will deliver, or cause to be delivered, to the Lender each of the following, which shall be in form and detail acceptable to the Lender:

                     (a) as soon as available, and in any event within 120 days after the end of each fiscal year of Continental Information Systems Corporation, audited annual financial statements of Continental Information Systems Corporation with the unqualified opinion of independent certified public accountants selected by Continental Information Systems Corporation and acceptable to the Lender, which annual financial statements shall include the balance sheet of Continental Information Systems Corporation as at the end of such fiscal year and the related statements of income, retained earnings and cash flows of Continental Information Systems Corporation for the fiscal year then ended, prepared on a consolidating and consolidated basis to include the Borrower and any Affiliates, all in reasonable detail and prepared in accordance with generally accepted accounting principles applied on a basis consistent with the accounting practices applied in the financial statements referred to in Section
           5.5 hereof, together with (i) a report signed by such accountants stating that in making the investigations necessary for said opinion they obtained no knowledge, except as specifically stated, of any Default or Event of Default hereunder and all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in

           Sections 6.12 and 6.13 and Section 7.10 hereof; and (ii) a certificate of the chief financial officer of Continental Information Systems Corporation stating that such financial statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with the accounting practices reflected in the annual financial statements referred to in Section 5.5 hereof and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

                     (b) as soon as available and in any event within 20 days after the end of each month, an unaudited/internal balance sheet and statements of income and retained earnings of the Borrower as at the end of and for such month and for the year to date period then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any Affiliates, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with generally accepted accounting principles applied on a basis consistent with the accounting practices reflected in the financial statements referred to in Section 5.5 hereof, subject to year-end audit adjustments; and accompanied by a certificate of the chief financial officer of the Borrower, substantially in the form of Exhibit D hereto and stating (i) that such financial statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with the accounting practices reflected in the financial statements referred to in Section hereof, subject to year-end audit adjustments, (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.12 and 6.13 and Section
           7.10 hereof;

                     (c) within 15 days after the end of each month, agings of the Borrower's accounts receivable and its accounts payable and an inventory certification report as of the end of such month;

                     (d) at least 30 days  before the  beginning  of each fiscal year of the Borrower, the projected balance sheets and income statements for each month of such year, each in reasonable detail, representing the good faith projections of the Borrower and certified by the Borrower's chief financial officer as being the most accurate projections available and identical to the projections used by the Borrower for internal planning purposes, together with such supporting schedules and information as the Lender may in its discretion require;

                     (e) immediately after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting the Borrower of the type described in Section hereof or which seek a monetary recovery against the Borrower in excess of One Hundred Fifty Thousand Dollars ($150,000);

                     (f) as promptly as practicable (but in any event not later than five business days) after an officer of the Borrower obtains knowledge of the occurrence of any breach, default or event of default under any Security Document or any event which constitutes a Default or Event of Default hereunder, notice of such occurrence, together with a detailed statement by a responsible officer of the Borrower of the steps being taken by the Borrower to cure the effect of such breach, default or event;

                     (g) as soon as possible and in any event within 30 days after the Borrower knows or has reason to know that any Reportable Event with respect to any Plan has occurred, the statement of the chief financial officer of the Borrower setting forth details as to such Reportable Event and the action which the Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation;

                     (h) as soon as possible, and in any event within 10 days after the Borrower fails to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, the statement of the chief financial officer of the Borrower setting forth details as to such failure and the action which the Borrower proposes to take with respect thereto, together with a copy of any notice of such failure required to be provided to the Pension Benefit Guaranty Corporation;

                     (i) promptly upon knowledge thereof, notice of (i) any disputes or claims in excess of One Hundred Fifty Thousand Dollars ($150,000) by customers of the Borrower; (ii) any goods returned to or recovered by the Borrower; and (iii) any change in the persons constituting the officers and directors of the Borrower;

                     (j) promptly upon knowledge thereof, notice of any loss of or material damage to any Collateral or other collateral covered by the Security Documents or of any substantial adverse change in any Collateral or such other collateral or the prospect of payment thereof;

                     (k)  promptly  upon  their  distribution,   copies  of  all
           financial statements, reports and proxy statements which Continental Information Systems Corporation shall have sent to its stockholders;

                     (l) promptly after the sending or filing thereof, copies of all regular and periodic financial reports which Continental Information Systems Corporation shall file with the Securities and Exchange Commission or any national securities exchange;

                     (m)  promptly  upon  knowledge   thereof,   notice  of  the
           violation by the Borrower of any law, rule or regulation, the non-compliance with which could materially and adversely affect its business or its financial condition; and

                     (n) from time to time, with reasonable promptness, any and all receivables schedules, collection reports, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may request.

                     Section 6.2 Books and Records; Inspection and Examination. The Borrower will keep accurate books of record and account for itself pertaining to the Collateral and pertaining to the Borrower's business and financial condition and such other matters as the Lender may from time to time request in which true and complete entries will be made in accordance with generally accepted accounting principles consistently applied and, upon request of the Lender, will permit any officer, employee, attorney or accountant for the Lender to audit, review, make extracts from or copy any and all corporate and financial books and records of the Borrower at all times during ordinary business hours, to send and discuss with account debtors and other obligors requests for verification of amounts owed to the Borrower, and to discuss the affairs of the Borrower with any of its directors, officers, employees or agents. The Borrower will permit the Lender, or its employees, accountants, attorneys or agents, to examine and inspect any Collateral, other collateral covered by the Security Documents or any other property of the Borrower at any time during ordinary business hours.

                     Section 6.3 Account Verification. The Borrower will at any time and from time to time upon request of the Lender send requests for verification of accounts or notices of assignment to account debtors and other obligors.

                     Section 6.4 Compliance with Laws; Environmental Indemnity. The Borrower will (a) comply with the requirements of applicable laws and regulations, the non-compliance with which would materially and adversely affect its business or its financial condition, (b) comply with all applicable Environmental Laws and obtain any permits, licenses or similar approvals required by any such Environmental Laws, and (c) use and keep the Collateral, and will require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance. The Borrower will indemnify, defend and hold the Lender harmless from and against any claims, loss or damage to which the Lender may be subjected as a result of any past, present or future existence, use, handling, storage, transportation or disposal of any hazardous waste or substance or toxic substance by the Borrower or on property owned, leased or controlled by the Borrower. This indemnification agreement shall survive the termination of this Agreement and payment of the indebtedness hereunder.

                     Section 6.5 Payment of Taxes and Other Claims. The Borrower will pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, upon any properties belonging to it (including, without limitation, the Collateral) or upon or against the creation, perfection or continuance of the Security Interests, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon any properties of the Borrower; provided, that the Borrower shall not be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

                     Section 6.6 Maintenance of Properties. (a) The Borrower will keep and maintain the Collateral, the other collateral covered by the Security Documents and all of its other properties necessary or useful in its business in good condition, repair and working order (normal wear and tear excepted) and will from time to time replace or repair any worn, defective or broken parts; provided, however, that nothing in this Section 6.6 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Lender, desirable in the conduct of the Borrower's business and not disadvantageous in any material respect to the Lender.

                     (b) The Borrower will defend the Collateral against all claims or demands of all persons (other than the Lender) claiming the Collateral or any interest therein.

                     (c) The Borrower will keep all Collateral and other collateral covered by the Security Documents free and clear of all security interests, liens and encumbrances except the Security Interests and other security interests permitted by Section 7.1 hereof.

                     Section 6.7 Insurance. The Borrower will obtain and at all times maintain insurance with insurers believed by the Borrower to be responsible and reputable, in such amounts and against such risks as may from time to time be required by the Lender, but in all events in such amounts and against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which the Borrower operates. Without limiting the generality of the foregoing, the Borrower will at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with any loss payable to the Lender to the extent of its interest, and all policies of such insurance shall contain a lender's loss payable endorsement for the benefit of the Lender. All policies of liability insurance required hereunder shall name the Lender as an additional insured.

                     Section 6.8 Preservation of Corporate Existence. The Borrower will preserve and maintain its corporate existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business and shall conduct its business in an orderly, efficient and regular manner.

                     Section 6.9 Delivery of Instruments, etc. Upon request by the Lender, the Borrower will promptly deliver to the Lender in pledge all instruments, documents and chattel papers constituting Collateral, duly endorsed or assigned by the Borrower.

                     Section 6.10 Lockbox; Collateral Account. (a) The Borrower will irrevocably direct all present and future Account debtors and other Persons obligated to make payments constituting Collateral to make such payments directly to the Lockbox. All of the Borrower's invoices, account statements and other written or oral communications directing, instructing, demanding or requesting payment of any Account or any other amount constituting Collateral shall conspicuously direct that all payments be made to the Lockbox and shall include the Lockbox address. All payments received in the Lockbox shall be processed to the Collateral Account.

                     (b) The Borrower agrees to deposit in the Collateral Account or, at the Lender's option, to deliver to the Lender all collections on Accounts, contract rights, chattel paper and other rights to payment constituting Collateral, and all other cash proceeds of Collateral, which the Borrower may receive directly notwithstanding its direction to Account debtors and other obligors to make payments to the Lockbox, immediately upon receipt thereof, in the form received, except for the Borrower's endorsement when deemed necessary. Until delivered to the Lender or deposited in the Collateral Account, all proceeds or collections of Collateral shall be held in trust by the Borrower for and as the property of the Lender and shall not be commingled with any funds or property of the Borrower. Amounts deposited in the Collateral Account shall not bear interest and shall not be subject to withdrawal by the Borrower, except after full payment and discharge of all Obligations. All such collections shall constitute proceeds of Collateral and shall not constitute payment of any Obligation. Collected funds from the Collateral Account shall be transferred to the Lender's general account, and the Lender may deposit in its general account or in the Collateral Account any and all collections received by it directly from the Borrower. The Lender may commingle such funds with other property of the Lender or any other person. The Lender, after allowing (i) two (2) Banking Days after deposit in the Collateral
           Account and/or (ii) one (1) Banking Day after direct deposit in Lender's account no. 10-62-609 at Norwest Bank Minnesota, National Association, shall apply such funds (i) first, to the payment of all fees, costs and expenses due and unpaid hereunder, (ii) second, to the payment of any and all Obligations, in any order or manner of application satisfactory to the Lender, and (iii) third, after payment in full of all amounts required under clauses (i) and (ii) above, to the Borrower or otherwise as required by law or as directed by a court of competent jurisdiction. All items delivered to the Lender or deposited in the Collateral Account shall be subject to final payment. If any such item is returned uncollected, the Borrower will immediately pay the Lender, or, for items deposited in the Collateral Account, the bank maintaining such account, the amount of that item, or such bank at its discretion may charge any uncollected item to the Borrower's account with the Lender. The Borrower shall be liable as an endorser on all items deposited in the Collateral Account, whether or not in fact endorsed by the Borrower.

                     Section 6.11 Performance by the Lender. If the Borrower at any time fails to perform or observe any of the foregoing covenants contained in this Article or elsewhere herein, and if such failure shall continue for a period of ten calendar days after the Lender gives the Borrower written notice thereof (or in the case of the agreements contained in Sections 6.5, 6.7 and 6.10 hereof, immediately upon the occurrence of such failure, without notice or lapse of time), the Lender may, but need not, perform or observe such covenant on behalf and in the name, place and stead of the Borrower (or, at the Lender's option, in the Lender's name) and may, but need not, take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and the Borrower shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Lender, together with interest thereon from the date expended or incurred at the Floating Rate. To facilitate the performance or observance by the Lender of such covenants of the Borrower, the Borrower hereby irrevocably appoints the Lender, or the delegate of the Lender, acting alone, as the attorney in fact of the Borrower (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of the Borrower any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Borrower under this Section 6.11.

                     Section 6.12 Net Worth. While any part of the Obligations remains unpaid, the Borrower shall, unless waived in writing by Lender, continuously maintain: (a) from the execution of this Agreement through November 30, 1996 a minimum Net Worth of not less than Two Million Seven Hundred Thousand Dollars ($2,700,000) and (b) a minimum Net Worth as of the end of each six-month period commencing with the six months ending November 30, 1996 of not less than One Hundred Thousand Dollars ($100,000) more than the Net Worth requirement during the preceding six-month period.

                     Section 6.13 Net Earnings. While any part of the Obligations remains unpaid, the Borrower shall, unless waived in writing by the Lender, demonstrate Net Earnings of not less than One Hundred Thousand Dollars ($100,000) on its internally prepared financial statements for the six months ending November 30, 1996 and each six-month period thereafter.

                                   ARTICLE VII

                               Negative Covenants

                     So long as the Note shall remain unpaid or the Discretionary Credit Facility shall be outstanding or any Letter of Credit shall be outstanding, the Borrower agrees that, without the prior written consent of the Lender:

                     Section 7.1 Liens. The Borrower will not create, incur or suffer to exist any mortgage, deed of trust, pledge, lien, security interest, assignment or transfer upon or of any of its assets, now owned or hereafter acquired, to secure any indebtedness; excluding, however, from the operation of the foregoing:

                     (a) mortgages, deeds of trust, pledges, liens, security interests and assignments in existence on the date hereof and listed in Exhibit C hereto, securing indebtedness for borrowed money permitted under Section 7.2 hereof;

                     (b) the Security Interests; and

                     (c) purchase money security interests relating to the acquisition of machinery and equipment of the Borrower so long as the Borrower is in, and maintains, compliance with every other provision of this Agreement.

                     Section 7.2 Indebtedness. The Borrower will not incur, create, assume or permit to exist any recourse indebtedness or liability on account of deposits or advances or any indebtedness for borrowed money, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, except:

                     (a) indebtedness arising hereunder;

                     (b) indebtedness of the Borrower in existence on the date hereof and listed in Exhibit C hereto;

                     (c) indebtedness relating to liens permitted in accordance with Section hereof; and

                     (d) "Subordinated Indebtedness" as such term is defined in the Debt Subordination Agreement, dated even date herewith by and among Borrower, Lender and CIS Corporation.

                     Section 7.3 Guaranties. The Borrower will not assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except:

                     (a) the endorsement of negotiable instruments by the Borrower for deposit or collection or similar transactions in the ordinary course of business; and

                     (b) guaranties, endorsements and other direct or contingent liabilities in connection with the obligations of other Persons in existence on the date hereof and listed in Exhibit C hereto.

                     Section 7.4 Investments and Subsidiaries. (a) The Borrower will not purchase or hold beneficially any stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, including specifically but without limitation any partnership or joint venture, except:

                     (1) investments in direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard & Poors Corporation or "P-1" or "P-2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000 (which certificates of deposit or bankers' acceptances are fully insured by the Federal Deposit Insurance Corporation);

                     (2) travel advances or loans to officers and employees of the Borrower not exceeding at any one time an aggregate of Ten Thousand Dollars ($10,000); and

                     (3) advances in the form of progress payments, prepaid rent or security deposits;

                     (4) payments to CIS Corporation to reduce inter-company debt to the extent permitted by Section 7.20; and

                     (5) other loans and advances made in the ordinary course of Borrower's business, provided that the conditions set forth in subparagraphs (a) through (d) of Section 7.20 have been satisfied (and for this purpose the "payment" referred to therein shall be deemed to be the loan or advance proposed to be made by the Borrower under this subparagraph (5)).

                      (b) The Borrower will not create or permit to exist any Subsidiary, other than any Subsidiary in existence on the date hereof and listed in Exhibit B hereto. Notwithstanding any other provision of this Agreement, in no event will the Borrower make any investment in, or any loan, advance, or transfer of assets of any nature to, any Affiliate which is not a Guarantor.

                     Section 7.5 Dividends. The Borrower will not declare or pay any dividends (other than dividends payable solely in stock of the Borrower) on any class of its stock or make any payment on account of the purchase, redemption or other retirement of any shares of such stock or make any distribution in respect thereof, either directly or indirectly; provided, however, that if the Borrower is an S Corporation within the meaning of the Internal Revenue Code of 1986, as amended, or shall become such an S Corporation with the Lender's consent under Section 7.16 hereof, and after first providing such supporting documentation as the Lender may request, the Borrower may pay dividends in an amount equal to the amount of state and federal income tax which would be due by each shareholder with respect to income deemed to be received by such shareholder from the Borrower as a result of the Borrower's status as an S Corporation at the highest marginal income tax rate for federal and state (for the state or states in which each shareholder is liable for income taxes with respect to such income) income tax purposes, after taking into account any deduction for state income taxes in calculating the federal income tax liability.

                     Section 7.6 Sale or Transfer of Assets; Suspension of Business Operations. The Borrower will not sell, lease, assign, transfer or otherwise dispose of (i) the stock of any Subsidiary, (ii) all or a substantial part of its assets, or (iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to any other Person other than the sale of Inventory in the ordinary course of business and will not liquidate, dissolve or suspend business operations. The Borrower will not in any manner transfer any property without prior or present receipt of full and adequate consideration. For purposes of this Agreement, a sale in the "ordinary course of business" shall be deemed to include a sale to an Affiliate at not less than Borrower's cost.

                     Section 7.7. Consolidation and Merger; Asset Acquisitions. The Borrower will not consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person.

                     Section 7.8 Sale and Leaseback. The Borrower will not enter into any arrangement, directly or indirectly, with any other Person whereby the Borrower shall sell or transfer any real or personal property, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such property or any part thereof or any other property which the Borrower intends to use for substantially the same purpose or purposes as the property being sold or transferred.

                     Section 7.9 Restrictions on Nature of Business. The Borrower will not engage in any line of business materially different from that presently engaged in by the Borrower and will not purchase, lease or otherwise acquire assets not related to its business.

                     Section 7.10 Capital Expenditures. The Borrower will not expend or contract to expend more than One Hundred Thousand Dollars ($100,000) in the aggregate during any fiscal year for the lease, purchase or other acquisition of any capital asset, or for the lease of any other asset, whether payable currently or in the future.

                     Section 7.11 Accounting. The Borrower will not adopt any material change in accounting principles other than as required by generally accepted accounting principles. The Borrower will not adopt, permit or consent to any change in its fiscal year.

                     Section 7.12 Discounts, etc. The Borrower will not (a) after notice from the Lender, grant any discount, credit or allowance to any customer of the Borrower or accept any return of goods sold, or (b) at any time (whether before or after notice from the Lender) modify, amend, subordinate, cancel or terminate the obligation of any account debtor or other obligor of the Borrower.

                     Section 7.13 Defined Benefit Pension Plans. The Borrower will not adopt, create, assume or become a party to any defined benefit pension plan, unless disclosed to the Lender pursuant to
Section 5.10 hereof.

                     Section 7.14 Other Defaults. The Borrower will not permit any breach, default or event of default to occur under any note, loan agreement, indenture, lease, mortgage, contract for deed, security agreement or other contractual obligation which may constitute a recourse obligation binding upon the Borrower.

                     Section 7.15 Place of Business; Name. The Borrower will not transfer its chief executive office or principal place of business, or move, relocate, close or sell any business location. The Borrower will not permit any tangible Collateral or any records pertaining to the Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interests. The Borrower will not change its name.

                     Section 7.16 Organizational Documents; S Corporation Status. The Borrower will not amend its certificate of incorporation, articles of incorporation or bylaws. The Borrower will not become an S Corporation within the meaning of the Internal Revenue Code of 1986, as amended, or, if the Borrower already is such an S Corporation, it shall not change or rescind its status as an S Corporation.

                     Section 7.17 Salaries. The Borrower will not pay excessive or unreasonable salaries, bonuses, commissions, consultant fees or other compensation; or increase the salary, bonus, commissions, consultant fees or other compensation of any director, officer or consultant, or any member of their families, by more than 20% in any one year, either individually or for all such persons in the aggregate, or pay any such increase from any source other than profits earned in the year of payment.

                     Section 7.18 Change in Ownership. The Borrower will not issue or sell any stock of the Borrower so as to change the percentage of voting and non-voting stock owned by each of the Borrower's shareholders, and the Borrower will not permit or suffer to occur the sale, transfer, assignment, pledge or other disposition of any or all of the issued and outstanding shares of stock of the Borrower.

                     Section 7.19 Overhead Charges. The Borrower will not pay corporate overhead charges which combined with the payments of corporate overhead charges by GMCCCS Corp. exceed Two Hundred Thousand Dollars ($200,000) per fiscal quarter.

                     Section 7.20 Existing Inter-Company Debt. The Borrower will not make quarterly payments to CIS Corporation to reduce Existing Inter-Company Debt (as defined in Exhibit C hereto), unless:

                     (a) The Borrower is not in default under this Agreement and GMCCCS Corp. is not in default under the GMCCCS Credit Facility;

                     (b) The Borrower has maintained an average net availability during the 30-day period prior to making any such payment equal to the amount of such payment plus Seven Hundred Fifty Thousand Dollars ($750,000);

                     (c) GMCCCS Corp. has maintained an average net availability during the 30-day period prior to making any such payment of not less than the amount of such payment plus Two Hundred Fifty Thousand Dollars ($250,000); and

                     (d) The inter-company debt balance is at least One Million Five Hundred Thousand Dollars ($1,500,000).

                     Section 7.21 New Inter-Company Debt. The Borrower will not make any payments to reduce additional inter-company debt in excess of the Existing Inter-Company Debt, unless:

                     (a) The Borrower is not in default under this Agreement and GMCCCS Corp. is not in default under the GMCCCS Credit Facility; and

                     (b) The Borrower has net availability prior to making any such payment equal to the amount of such payment plus Seven Hundred Fifty Thousand Dollars ($750,000).

                                  ARTICLE VIII

                     Events of Default, Rights and Remedies

                     Section 8.1 Events of Default. Notwithstanding that the Lender may demand immediate payment of the Advances at any time, whether or not a Default or an Event of Default shall have occurred, and without waiving or limiting in any respect the Lender's right to so demand payment of the Advances at any time, this Agreement sets forth a non-exclusive list of certain critical events after the occurrence of which the Lender expects that it would demand immediate payment of the Advances. "Event of Default", wherever used herein, means any one of the following events:

                     (a) Default in the payment of any interest on or principal of the Note when it becomes due and payable, or failure to pay immediately upon demand any principal of or interest on the Note; or

                     (b) Failure to pay when due any amount specified in Section
           2.4 hereof relating to the Borrower's Obligation of Reimbursement, or failure to pay immediately when due or upon termination of the Discretionary Credit Facility any amounts required to be paid for deposit in the Special Account under Section 2.5 or 2.11 hereof; or

                     (c) Default in the payment of any fees, commissions, costs or expenses required to be paid by the Borrower under this Agreement; or

                     (d) Default in the performance, or breach, of any covenant or agreement of the Borrower contained in this Agreement; or

                     (e) The Borrower or any Guarantor shall be or become insolvent, or admit in writing its inability to pay its or his debts as they mature, or make an assignment for the benefit of creditors; or the Borrower or any Guarantor shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or him or for all or any substantial part of its or his property; or such receiver, trustee or similar officer shall be appointed without the application or consent of the Borrower or such Guarantor, as the case may be; or the Borrower or any Guarantor shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it or him under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against the Borrower or any such Guarantor; or any judgment, writ, warrant of attachment, garnishment or execution or similar process shall be issued or levied against a substantial part of the property of the Borrower or any Guarantor; or

                     (f) A petition shall be filed by or against the Borrower or any Guarantor under the United States Bankruptcy Code naming the Borrower or such Guarantor as debtor; or

                     (g) Any representation or warranty made by the Borrower in this Agreement, by any Guarantor in any guaranty delivered to the Lender or by the Borrower (or any of its officers) or any Guarantor in any agreement, certificate, instrument or financial statement or other statement contemplated by or made or delivered pursuant to or in connection with this Agreement or any such guaranty shall prove to have been incorrect in any material respect when deemed to be effective; or

                     (h) The rendering against the Borrower of a final judgment, decree or order for the payment of money in excess of One Hundred
           Fifty Thousand Dollars ($150,000) and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 30 consecutive days without a stay of execution; or

                     (i) A default under any bond, debenture, note or other evidence of indebtedness of the Borrower owed to any Person other than the Lender, or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed, or under any lease of any of the Premises, and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture, other instrument or lease; or

                     (j) Any Reportable  Event,  which the Lender  determines in good faith might constitute grounds for the termination of any Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Plan, shall have occurred and be continuing 30 days after written notice to such effect shall have been given to the Borrower by the Lender; or a trustee shall have been appointed by an appropriate United States District Court to administer any Plan; or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Plan or to appoint a trustee to administer any Plan; or the Borrower shall have filed for a distress termination of any Plan under Title IV of ERISA; or the Borrower shall have failed to make any quarterly contribution required with respect to any Plan under Section 412(m) of the
           Internal Revenue Code of 1986, as amended, which the Lender determines in good faith may by itself, or in combination with any such failures that the Lender may determine are likely to occur in the future, result in the imposition of a lien on the assets of the Borrower in favor of the Plan; or

                     (k) An event of default shall occur under any Security Document or under any other security agreement, mortgage, deed of trust, assignment or other instrument or agreement securing any obligations of the Borrower hereunder or under any note; or

                     (l) The Borrower shall liquidate, dissolve, terminate or suspend its business operations or otherwise fail to operate its business in the ordinary course, or sell all or substantially all of its assets, without the prior written consent of the Lender; or

                     (m) The Borrower shall fail to pay, withhold, collect or remit any tax or tax deficiency when assessed or due (other than any tax deficiency which is being contested in good faith and by proper proceedings and for which it shall have set aside on its books adequate reserves therefor) or notice of any state or federal tax liens shall be filed or issued; or

                     (n) Default in the payment of any amount owed by the Borrower to the Lender other than any indebtedness arising hereunder; or

                     (o) Any  Guarantor  shall  repudiate,  purport to revoke or fail to perform any such Guarantor's obligations under such Guarantor's guaranty in favor of the Lender, any individual Guarantor shall die or any other Guarantor shall cease to exist; or

                     (p)  Any  breach,   default  or  event  of  default  by  or
           attributable to any Affiliate under any agreement between such Affiliate and the Lender.

                     Section 8.2 Rights and Remedies. As provided in Section 2.9 hereof, the Lender may, at any time, refuse to make any requested Advance, refuse to issue or cause to be issued any Letter of Credit, demand payment of the Advances or terminate the Discretionary Credit Facility, whether or not a Default or an Event of Default shall have occurred. In addition, upon the occurrence of an Event of Default or at any time thereafter, the Lender may exercise any or all of the following rights and remedies:

                     (a) The Lender may, by notice to the Borrower, declare to be forthwith due and payable the entire unpaid principal amount of the Note then outstanding, all interest accrued and unpaid thereon, all amounts payable under this Agreement and any other Obligations, whereupon the Note, all such accrued interest and all such amounts and Obligations shall become and be forthwith due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower;

                     (b) The Lender may, without notice to the Borrower and without further action, apply any and all money owing by the Lender to the Borrower to the payment of the Advances, including interest accrued thereon, and of all other sums then owing by the Borrower hereunder, including, without limitation, the Obligation of Reimbursement;

                     (c) The Lender may, exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including, without limitation, the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and, in connection therewith, the Borrower will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

                     (d) The Lender may make demand upon the Borrower and, forthwith upon such demand, the Borrower will pay to the Lender in immediately available funds for deposit in the Special Account pursuant to Sections and 3.5 hereof an amount equal to the maximum aggregate amount available to be drawn under all Letters of Credit then outstanding, assuming compliance with all conditions for drawing thereunder;

                     (e) the Lender may exercise and enforce its rights and remedies under the Loan Documents; and

                     (f) the Lender may exercise any other rights and remedies available to it by law or agreement.

Notwithstanding the foregoing, upon the occurrence of an Event of Default described in Section 8.1(f) hereof, the entire unpaid principal amount of the Note and the Obligation of Reimbursement (whether contingent or funded), all interest accrued and unpaid thereon, all other amounts payable under this Agreement and any other Obligations shall be immediately due and payable automatically without presentment, demand, protest or notice of any kind.

                     Section 8.3 Certain Notices. If notice to the Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 9.3) at least ten business days prior to the date of intended disposition or other action.

                                   ARTICLE IX

                                  Miscellaneous

                     Section 9.1 No Waiver; Cumulative Remedies. No failure or delay on the part of the Lender in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law. The Lender agrees to act at all times in a commercially reasonable manner in exercising its rights and remedies under the Loan Documents as required by the UCC and any other applicable law.

                     Section 9.2 Amendments, Etc. No amendment, modification, termination or waiver of any provision of any Loan Document or consent to any departure by the Borrower therefrom or any release of a Security Interest shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

                     Section 9.3 Addresses for Notices, Etc. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail,
(c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed to the party to whom notice is being given at its address as set forth below and, if telecopied, transmitted to that party at its telecopier number set forth below:

                     If to the Borrower:

                     CIS Air Corporation
                     One Northern Concourse
                     Syracuse, New York  13221
                     Telecopier:  (315) 455-4862
                     Attention: Frank J. Corcoran

                     If to the Lender:

                     Norwest Business Credit, Inc.
                     100 East Wisconsin Avenue, Suite 1400
                     Milwaukee, WI  53202
                     Telecopier: (414) 224-7439
                     Attention:  Thomas J. Zak
or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy, except that notices or requests to the Lender pursuant to any of the provisions of Article hereof shall not be effective until received by the Lender.

                     Section 9.4 Financing Statement. A carbon, photographic or other reproduction of this Agreement or of any financing statements signed by the Borrower is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby. For this purpose, the following information is set forth:

                     Name and address of Debtor:

                     CIS Air Corporation
                     One Northern Concourse
                     Syracuse, New York  13221

                     Federal Tax Identification No. 94-3043971

                     Name and address of Secured Party:

                     Norwest Business Credit, Inc.
                     100 East Wisconsin Avenue, Suite 1400
                     Milwaukee, WI  53202

                     Section 9.5 Further Documents. The Borrower will from time to time execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements and other agreements and writings that the Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interests or the rights of the Lender under this Agreement (but any failure to request or assure that the Borrower executes, delivers or endorses any such item shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interests, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

                     Section 9.6 Collateral. This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and, as provided by law, the Borrower is entitled to any surplus and shall remain liable for any deficiency. The Lender's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Lender need not otherwise preserve, protect, insure or care for any Collateral. The Lender shall not be obligated to preserve any rights the Borrower may have against prior parties, to realize on the Collateral at all or in any particular manner or order or to apply any cash proceeds of the Collateral in any particular order of application.

                     Section 9.7 Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses, including (without limitation) attorneys' fees, incurred by the Lender in connection with the Obligations, this Agreement, the Loan Documents, any Letters of Credit and any other document or agreement related hereto or thereto, and the transactions contemplated hereby, including without limitation the Lender's appraisal fees on an ongoing basis and all such costs, expenses and fees incurred in connection with the negotiation, preparation, execution, amendment, administration, performance, collection and enforcement of the Obligations and all such documents and agreements and the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interests.

                     Section 9.8 Indemnity. In addition to the payment of expenses pursuant to Section 9.7 hereof and the environmental indemnity pursuant to Section 6.4 hereof, the Borrower agrees to indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees and agents of the foregoing (the "Indemnitees"), from and against (i) any and all transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement and the other Loan Documents or the making of the Advances or issuance of any Letter of Credit, and
(ii) any and all liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with any investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against such Indemnitee, in any manner relating to or arising out of or in connection with the making of the Advances, the issuance of any Letter of Credit this Agreement and all other Loan Documents or the use or intended use of the proceeds of the Advances or any Letter of Credit (the "Indemnified Liabilities"). If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, upon request of such Indemnitee, the Borrower, or counsel designated by the Borrower and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee, at the Borrower's sole cost and expense. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrower shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligation of the Borrower under this Section 9.8 shall survive the termination of this Agreement and the discharge of the Borrower's other Obligations.

                     Section 9.9 Participants. The Lender and its participants, if any, are not partners or joint venturers, and the Lender shall not have any liability or responsibility for any obligation, act or omission of any of its participants. All rights and powers specifically conferred upon the Lender may be transferred or delegated to any of the participants, successors or assigns of the Lender.

                     Section 9.10 Execution in Counterparts. This Agreement and other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                     Section 9.11 Binding Effect; Assignment; Complete Agreement. The Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights thereunder or any interest therein without the prior written consent of the Lender. This Agreement, together with the Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof.

                     Section 9.12 Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. The Loan Documents shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Wisconsin. Each party consents to the personal jurisdiction of the state and federal courts located in the State of Wisconsin in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient, and agrees that any litigation initiated by any of them in connection with this Agreement shall be venued in either the Circuit Court of Milwaukee County, Wisconsin, or the United States District Court for the Eastern District of Wisconsin. The parties waive any right to trial by jury in any action or proceeding based on or pertaining to this Agreement.

                     Section 9.13 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

                     Section 9.14 Headings. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                            BORROWER:

                                            CIS AIR CORPORATION (SEAL)


                                         By:           /s/ Frank J. Corcoran
                                                       ---------------------
                                            Name:      Frank J. Corcoran
                                            Title:     Vice President


                                         By:
                                            Its:_______________________


                                            LENDER:

                                            NORWEST BUSINESS CREDIT, INC. (SEAL)


                                         By:           /s/ Thomas J. Zak
                                                       -----------------
                                            Name:      Thomas J. Zak
                                            Title:     Assistant Vice
                                                       President

                  Exhibit 0.1. to Credit and Security Agreement

                                   DEMAND NOTE

$4,500,000                                                 Milwaukee, Wisconsin
                                                                         July 31

                     For value received, the undersigned, CIS Air Corporation, a Delaware corporation (the "Borrower"), hereby promises to pay ON DEMAND, and in accordance with the terms of the Credit Agreement (defined below), to the order of Norwest Business Credit, Inc. a Minnesota corporation (the "Lender"), at its main office in Milwaukee, Wisconsin, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Four Million Five Hundred Thousand Dollars ($4,500,000) or, if less, the aggregate unpaid principal amount of all advances made by the Lender to the Borrower hereunder, together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement of even date herewith (the "Credit Agreement") by and between the Lender and the Borrower. The principal hereof and the interest accruing thereon shall be payable as provided in the Credit Agreement and in any event on demand. This Note may be prepaid only in accordance with the Credit Agreement.

                     This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This
Note is the Note referred to in the Credit Agreement.

                     This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

                     The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses, in the event this Note is not paid when due, whether or not legal proceedings are commenced.

                      Presentment  or  other  demand  for  payment,   notice  of
dishonor and protest are expressly waived.

                                                CIS AIR CORPORATION (SEAL)

                                     By:        /s/ Frank J. Corcoran
                                                    -----------------
                                                    Frank J. Corcoran
                                                    Vice President